Exhibit 99.1

Contact:	Media:	Fixed Income Investment Community:
	Brenda Hines	David Dickenson
	1-313-594-1099	1-313-621-0881
	bhines1@ford.com	ddickens@ford.com

FOR IMMEDIATE RELEASE

FORD MOTOR CREDIT EARNS $24 MILLION IN THE FIRST QUARTER OF 2008*

DEARBORN, Mich., April 24, 2008 – Ford Motor Credit Company reported net income of $24 million in the first quarter of 2008, down $169 million from earnings of $193 million a year earlier.  On a pre-tax basis, Ford Motor Credit earned $36 million in the first quarter, compared with $293 million in the previous year.

The decrease in earnings primarily reflected higher provision for credit losses, higher depreciation expense for leased vehicles and higher net losses related to market valuation adjustments from derivatives.  These were offset partially by lower expenses primarily related to the non-recurrence of costs associated with our North American business transformation initiative and higher financing margin.

“We had a challenging first quarter due to market conditions and the slowing economy,” said Chairman and CEO Mike Bannister.  “However, our strong underwriting and risk management practices continue to generate high-quality assets.  Our global transformation begun a decade ago has laid a solid foundation to help us weather challenging business conditions.”

On March 31, 2008, Ford Motor Credit’s on-balance sheet net receivables totaled $141 billion, compared with $140 billion at year-end 2007.  As a result of our sale of the majority interest in PRIMUS Financial Services Inc., our operation in Japan, and the reclassification of the entity as a discontinued operation, the receivables in each year were reduced by about $2 billion.  Managed receivables were $146 billion on March 31, 2008, compared with $145 billion on December 31, 2007.

On March 31, 2008, managed leverage was 9.4 to 1.

Ford Motor Credit Company LLC is one of the world’s largest automotive finance companies and has supported the sale of Ford Motor Company products since 1959.  Ford Motor Credit is an indirect, wholly owned subsidiary of Ford.  It provides automotive financing for Ford, Lincoln, Mercury, Jaguar, Land Rover, Mazda and Volvo dealers and customers.  More information can be found at http://www.fordcredit.com and at Ford Motor Credit’s investor center, http://www.fordcredit.com/investorcenter/.

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*	The financial results discussed herein are presented on a preliminary basis; final data will be included in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2008.
# # #

 FORD MOTOR CREDIT COMPANY LLC AND SUBSIDIARIES
PRELIMINARY
CONSOLIDATED STATEMENT OF INCOME
For the Periods Ended March 31, 2008 and 2007
(in millions)

	First Quarter
	2008	2007
	(Unaudited)
Financing revenue
Operating leases	$1,707	$1,495
Retail	845	849
Interest supplements and other support costs earned from affiliated companies	1,246	1,066
Wholesale	476	539
Other	35	47
Total financing revenue	4,309	3,996
Depreciation on vehicles subject to operating leases	(1,814)	(1,475)
Interest expense	(1,981)	(2,144)
Net financing margin	514	377
Other revenue
Investment and other income related to sales of receivables	67	107
Insurance premiums earned, net	40	44
Other income, net	120	376
Total financing margin and other revenue	741	904
Expenses
Operating expenses	359	550
Provision for credit losses	327	44
Insurance expenses	19	17
Total expenses	705	611
Income before income taxes	36	293
Provision for income taxes	11	101
Income before minority interests	25	192
Minority interests in net income of subsidiaries	0	0
Income from continuing operations	25	192
Income from discontinued operations	(2)	1
Gain on disposal of discontinued operations	1	—
Net income	$24	$193

FORD MOTOR CREDIT COMPANY LLC AND SUBSIDIARIES
PRELIMINARY
CONSOLIDATED BALANCE SHEET
(in millions)

	March 31,	December 31,
	2008	2007
	(Unaudited)
ASSETS
Cash and cash equivalents	$14,597	$14,137
Marketable securities	1,990	3,155
Finance receivables, net	111,573	109,897
Net investment in operating leases	29,355	29,663
Retained interest in securitized assets	474	593
Notes and accounts receivable from affiliated companies	1,148	905
Derivative financial instruments	3,711	2,808
Assets of discontinued/held-for-sale operations	1,948	1,684
Other assets	5,360	6,181
Total assets	$170,156	$169,023

LIABILITIES AND SHAREHOLDER'S INTEREST
Liabilities
Accounts payable
Customer deposits, dealer reserves and other	$1,821	$1,800
Affiliated companies	2,032	2,298
Total accounts payable	3,853	4,098
Debt	140,046	138,842
Deferred income taxes	4,794	5,380
Derivative financial instruments	1,878	1,371
Liabilities of discontinued/held-for-sale operations	348	634
Other liabilities and deferred income	5,542	5,301
Total liabilities	156,461	155,626

Minority interests in net assets of subsidiaries	3	3

Shareholder's interest
Shareholder's interest	5,149	5,149
Accumulated other comprehensive income	1,998	1,730
Retained earnings	6,545	6,515
Total shareholder's interest	13,692	13,394
Total liabilities and shareholder's interest	$170,156	$169,023

FORD MOTOR CREDIT COMPANY LLC AND SUBSIDIARIES
OPERATING HIGHLIGHTS

	First Quarter
	2008	2007
Financing Shares
United States
Financing share – Ford, Lincoln and Mercury
Retail installment and lease	37%	36%
Wholesale	77	79

Europe
Financing share – Ford
Retail installment and lease	25%	25%
Wholesale	96	96

Contract Volume – New and used retail/lease (in thousands)
North America segment
United States	275	305
Canada	31	35
Total North America segment	306	340

International segment
Europe	178	185
Other international	32	43
Total International segment	210	228
Total contract volume	516	568

Borrowing Cost Rate*	5.6%	6.0%

Charge-offs (in millions)
On-Balance Sheet Receivables
Retail installment and lease	$224	$100
Wholesale	1	4
Other	2	1
Total charge-offs – on-balance sheet receivables	$227	$105

Total loss-to-receivables ratio	0.65%	0.32%

Managed Receivables**
Retail installment and lease	$239	$118
Wholesale	1	4
Other	2	1
Total charge-offs – managed receivables	$242	$123

Total loss-to-receivables ratio	0.66%	0.34%

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*	On-balance sheet debt includes the effects of derivatives and facility fees.
**	See appendix for additional information.

FORD MOTOR CREDIT COMPANY LLC AND SUBSIDIARIES
APPENDIX

In evaluating Ford Motor Credit’s financial performance, Ford Motor Credit management uses financial statements and other financial measures in accordance with Generally Accepted Accounting Principles (“GAAP”).  Included below are brief definitions of key terms, information about the impact of on-balance sheet securitization and a reconciliation of non-GAAP measures to GAAP.

NON-GAAP MEASURES AND KEY TERMS:
•
Managed receivables:  receivables reported on Ford Motor Credit’s balance sheet, excluding unearned interest supplements related to finance receivables, and receivables Ford Motor Credit sold in off-balance sheet securitizations and continues to service

•
Charge-offs on managed receivables:  charge-offs associated with receivables reported on Ford Motor Credit’s balance sheet and charge-offs associated with receivables that Ford Motor Credit sold in off-balance sheet securitizations and continues to service

•	Equity: shareholder’s interest reported on Ford Motor Credit’s balance sheet

IMPACT OF ON-BALANCE SHEET SECURITIZATION:  Finance receivables (retail and wholesale) and net investment in operating leases reported on Ford Motor Credit’s balance sheet include assets included in securitizations that do not qualify for accounting sale treatment.  These assets are available only for repayment of the debt or other obligations issued or arising in the securitization transactions; they are not available to pay the other obligations of Ford Motor Credit or the claims of Ford Motor Credit’s other creditors.  Debt reported on Ford Motor Credit’s balance sheet includes obligations issued or arising in securitizations that are payable only out of collections on the underlying securitized assets and related enhancements.

RECONCILIATION OF NON-GAAP MEASURES TO GAAP:

Managed Leverage Calculation	March 31,	December 31,
	2008	2007
	(in billions)
Total debt	$140.0	$138.8
Securitized off-balance sheet receivables outstanding	4.3	5.7
Retained interest in securitized off-balance sheet receivables	(0.5)	(0.6)
Adjustments for cash, cash equivalents and marketable securities*	(15.9)	(16.7)
Adjustments for hedge accounting**	(0.3)	0.0
Total adjusted debt	$127.6	$127.2

Total equity (including minority interest)	$13.7	$13.4
Adjustments for hedge accounting**	(0.2)	(0.3)
Total adjusted equity	$13.5	$13.1

Managed leverage (to 1) = Total adjusted debt / Total adjusted equity	9.4	9.7
Memo: Financial statement leverage (to 1) = Total debt / Total equity	10.2	10.4

Net Finance Receivables and Operating Leases	March 31,	December 31,
	2008	2007
On-Balance Sheet Receivables	(in billions)
Retail installment	$71.8	$71.9
Wholesale	37.2	34.6
Other finance receivables	3.3	3.4
Investment in operating leases	29.3	29.7
Unearned interest supplements	(0.7)	—
Total net finance receivables and operating leases	$140.9	$139.6

Off-Balance Sheet Receivables – Retail	$4.3	$5.7

Managed Receivables
Retail installment	$76.1	$77.6
Wholesale	37.2	34.6
Other finance receivables	3.3	3.4
Investment in operating leases	29.3	29.7
Unearned interest supplements	—	—
Total net finance receivables and operating leases	$145.9	$145.3

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*	Excludes marketable securities related to insurance activities.
**	Primarily related to market valuation adjustments from derivatives due to movements in interest rates.